UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2006 (January 10, 2006)

GTECH Holdings Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-11250	05-0450121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Technology Way, West Greenwich, Rhode Island		02817
(Address of principal executive offices)		(Zip Code)

Registrants’ telephone number, including area code: (401) 392-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(A) MERGER AGREEMENT

On January 10, 2006, GTECH Holdings Corporation (the “Company”) entered into an agreement and plan of merger (the “Merger Agreement”) with Lottomatica S.p.A., an Italian corporation (“Lottomatica”), Gold Holding Co., a Delaware corporation and direct, wholly owned subsidiary of Lottomatica (“Parent”), and Gold Acquisition Corp., a Delaware corporation and direct, wholly owned subsidiary of Parent (“Acquisition Co”), whereby Acquisition Co will merge with and into the Company (the “Merger”), with the Company as the surviving corporation. At the effective time of the Merger, each outstanding share of Company common stock (other than shares owned by the Company, Lottomatica or their respective subsidiaries that will be canceled and by holders who vote against the Merger and properly elect to exercise appraisal rights under Delaware law) will be converted into the right to receive U.S. $35.00 in cash.

The Merger Agreement includes customary representations, warranties and covenants by the respective parties. Consummation of the Merger is subject to receipt of financing, the affirmative vote of holders of a majority of the outstanding shares of the Company, the expiration or termination of any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the merger control regulation of the European Union, Lottomatica maintaining a pro forma investment grade credit rating, and other customary closing conditions.

In addition, the consummation of the Merger is subject to:

(a) Receipt of consents expressly required for a change in control under the Company’s Georgia, Illinois, New York and Rhode Island lottery contracts.

(b) Receipt of reasonably satisfactory oral or written confirmation that the consummation of the Merger will not result in the termination of, or the commencement of formal termination procedures in respect of, specified material lottery contracts representing at least 87.5% of the aggregate revenues pursuant to all such specified lottery contracts over the 12 month period ending November 30, 2005. The specified lottery contracts are: Texas, California, Florida, Michigan, Missouri, New Jersey, Ohio, Wisconsin and the United Kingdom. The failure to receive confirmation with respect to any of the Texas, California and United Kingdom contracts will cause this condition not to be satisfied.

(c) No termination of, and no commencement or receipt of written notice of commencement of formal termination procedures (except to the extent withdrawn or terminated) in respect of (i) any of the lottery contracts specified in clause (a) above and (ii) lottery contracts specified in clause (b) above representing at least 90% of the aggregate revenues pursuant to all such lottery contracts over the 12 month period ending November 30, 2005. The termination of, or commencement or receipt of written notice of commencement of formal termination procedures (except to the extent withdrawn or terminated) in respect of, any of the Texas, California, United Kingdom and Michigan contracts (as well as any of the contracts specified in clause (a) above) will cause this condition not to be satisfied.

Lottomatica will fund the transaction through available cash; a rights issue, expected to be voted upon by Lottomatica shareholders in April 2006 and launched in May 2006 (the “Rights Issue”); an issue of nonconvertible subordinated securities expected to be issued in May 2006; and the proceeds of a senior loan, to be extended to Acquisition Co, which loan will be guaranteed by Lottomatica. Credit Suisse and Goldman Sachs have agreed to underwrite Lottomatica’s rights issue and subordinated securities and have committed to provide the senior loan financing. The financings and related underwritings and commitments are subject to Lottomatica maintaining a pro forma investment grade credit rating and other customary conditions.

The Merger Agreement contains certain termination rights for the Company and Parent and further provides that, upon termination of the Merger Agreement under specified circumstances, either party may be required to pay a termination fee. In the event a termination fee is payable by Parent to the Company, it will equal $50,000,000. In the event a termination fee is payable by the Company to Parent, it will equal $163,000,000.

(B) DE AGOSTINI AGREEMENT

Concurrently with the Merger Agreement, on January 10, 2006, the Company entered into an agreement (the “De Agostini Agreement”) with De Agostini S.p.A., the majority shareholder of Lottomatica (“De Agostini”), pursuant to which De Agostini has agreed, subject to certain conditions, to vote in favor of the Rights Issue and to exercise its full, direct and indirect, pro-rata share of such Rights Issue.

(C) AMENDMENTS TO ATRONIC AGREEMENTS

Immediately prior to the execution of the Merger Agreement, on January 10, 2006, GTECH Corporation, a wholly owned subsidiary of the Company, entered into (a) an amendment (the “Master Agreement Amendment”) to the Master Agreement dated December 5, 2004, among Paul Gauselmann, Michael Gauselmann and GTECH Corporation (the “Master Agreement”) and (b) an amendment (together with the Master Agreement Amendment, the “Atronic Amendments”) to the Purchase Agreement dated December 5, 2004, among Paul Gauselmann, Michael Gauselmann and GTECH Corporation (the “Atronic Purchase Agreement”, together with the Master Agreement, the “Atronic Agreements”)). The Atronic Amendments amend the Atronic Agreements to, among other things, provide that: (a) GTECH Corporation will guarantee an additional Euro 20 million in debt of Atronic International GmbH; and (b) if the Merger is consummated, (i) the outside date for closing of the transactions contemplated by the Atronic Agreements (the “Atronics Transactions”) will be extended from December 29, 2006 to December 29, 2007, (ii) the minimum purchase price payable by GTECH Corporation will be increased from zero to Euro 20 million, (iii) the break-up fee payable by GTECH Corporation as specified in the Atronic Purchase Agreement will be increased from Euro 15 million to Euro 20 million, and (iv) GTECH Corporation will pay Euro 5 million on each of July 1, 2007 and October 1, 2007 in the event that the closing of the Atronics Transactions has not occurred by such dates.

The foregoing descriptions of the Merger Agreement, the De Agostini Agreement and the Atronic Amendments are qualified in their entirety by reference to the full text of the Merger Agreement, the De Agostini Agreement and the Atronic Amendments, copies of which are attached hereto as exhibits 2.1, 10.1, 10.2 and 10.3.

*  *  *

ADDITIONAL INFORMATION

This communication is not a solicitation of a proxy from any security holder of the Company. The Company intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement and other relevant documents to be mailed to security holders in connection with the proposed transaction. WE URGE INVESTORS TO CAREFULLY READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. A definitive proxy statement will be sent to security holders of the Company seeking approval of the proposed transaction. Investors will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC's website, www.sec.gov. In addition, a copy of the proxy statement (when it becomes available) may be obtained free of charge from GTECH Holdings Corporation, 55 Technology Way, West Greenwich, Rhode Island 02817, Attention: Investor Relations Director, Telephone: 401-392-1000, or from the Company’s website, http://www.gtech.com/.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities in the United States or in any state thereof of in any other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. (the “Securities Act”) (a “Prospectus”) or an exemption from registration. The securities of Lottomatica may not be offered or sold in the United States or to or for the account or benefit of U.S. persons (as such term is defined in Regulation S under the Securities Act) except by means of a Prospectus or an exemption from registration. Lottomatica securities have not been, and will not be, registered under the Securities Act or offered to the public in the United States.

PARTICIPANTS IN SOLICITATION

The Company and its officers, directors and certain other employees may be soliciting proxies from shareholders of the Company in favor of the proposed transaction and may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in the proxy statement filed with the SEC by the Company on June 24, 2005. Other information regarding the direct or indirect interests, by security holdings or otherwise, of the participants in the proxy solicitation will be set forth in the proxy statement and other relevant materials to be filed with the SEC when they become available.

FORWARD-LOOKING STATEMENTS

Statements about the expected timing, completion, and effects of the proposed transaction and all other statements in this document, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forwardlooking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks, and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company and Lottomatica may not be able to complete the proposed transaction on the terms described above, on other acceptable terms, or at all because of a number of factors, including the failure to obtain shareholder approval, the failure of Lottomatica to obtain financing, the failure to receive required assurances from certain significant lottery customers, Lottomatica maintaining a pro forma investment grade credit rating, or the failure to satisfy the other closing conditions. These factors, and other factors that may affect the business or financial results of the Company, are described in the Company’s filings with the SEC, including Items 1 and 7 of the Company’s annual report on Form 10-K for the fiscal year ended February 26, 2005. The Company does not undertake any obligation to update its forward-looking statements to reflect events or circumstances after the date of this document.

ITEM 8.01 OTHER EVENTS

On January 10, 2006, the Company issued a press release announcing the execution of the Merger Agreement. The press release is attached as exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 10, 2006, by and among Lottomatica S.p.A., Gold Holding Co., Gold Acquisition Corp. and GTECH Holdings Corporation.
10.1	Agreement, dated as of January 10, 2006, by and among De Agostini S.p.A. and GTECH Holdings Corporation.
10.2	Supplementary Agreement to Master Agreement of December 5, 2004, among Paul Gauselmann, Michael Gauselmann and GTECH Corporation.
10.3	2nd Supplementary Agreement to Purchase Agreement of December 5, 2004, among Paul Gauselmann, Michael Gauselmann and GTECH Corporation.
99.1	Press Release dated January 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GTECH HOLDINGS CORPORATION,
Date: January 10, 2006	By:	/s/ Walter G. DeSocio
Name: Walter G. DeSocio Title: Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 10, 2006, by and among Lottomatica S.p.A., Gold Holding Co., Gold Acquisition Corp. and GTECH Holdings Corporation.
10.1	Agreement, dated as of January 10, 2006, by and among De Agostini S.p.A. and GTECH Holdings Corporation.
10.2	Supplementary Agreement to Master Agreement of December 5, 2004, among Paul Gauselmann, Michael Gauselmann and GTECH Corporation.
10.3	2nd Supplementary Agreement to Purchase Agreement of December 5, 2004, among Paul Gauselmann, Michael Gauselmann and GTECH Corporation.
99.1	Press Release dated January 10, 2006.